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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------


                                     FORM 8-K


                                  CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  October 16, 2002
                                                       ----------------

                                       0-17080
                              (Commission File Number)
                              ------------------------

                               UNITRONIX CORPORATION
                               ---------------------
              (Exact name of Registrant as specified in its charter)


                                     NEW JERSEY
                                     ----------
          (State or other jurisdiction of incorporation or organization)


                                     22-2086851
-                                -----------------
)                                (I.R.S. Employer
                                Identification No.)


     One Newbury Street, Peabody, MA                           01960
     -------------------------------                           -----
  (Address of Principal Executive Offices)                    (Zip Code)


      Registrant's telephone number, including area code: (978) 535-3912
                                                          --------------


                                       N/A
                                       ---
                                  Former Address







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                             UNITRONIX CORPORATI0N


ITEM 5. OTHER EVENTS.

Unitronix Corporation issued the press release attached hereto as Exhibit 99.1 on October 16, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

            99.1 Press Release of Unitronix Corporation dated October 16, 2002.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNITRONIX CORPORATION
                                            (Registrant)


Date:  October 22, 2002                  /s/William C. Wimer
       ----------------                  -------------------
                                            William C. Wimer
                                            Vice President of Operations &
                                               Chief Financial Officer

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                                 EXHIBIT INDEX

       EXHIBIT
        NUMBER        DESCRIPTION
        ------        -----------
         99.1         Press Release of Unitronix Corporation dated
                      October 16, 2002